                      INAMED CORPORATION AND SUBSIDIARIES
                PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1996


                 ASSETS

Current assets:
  Cash and cash equivalents                                 $ 18,226,278
  Trade accounts receivable, net of allowance for
    doubtful accounts and returns and allowances
    of $6,543,068                                             15,588,026
  Notes receivable - trade                                       512,457
  Inventories                                                 16,865,992
  Prepaid expenses and other current assets                    1,312,867
  Income tax refund receivable                                    64,414
  Deferred income taxes                                        2,010,438
                                                            ------------
       TOTAL CURRENT ASSETS                                   54,580,472

Property and equipment, at cost:
  Machinery and equipment                                      9,177,054
  Furniture and fixtures                                       3,735,411
  Leasehold improvements                                       8,306,465
                                                            ------------
                                                              21,218,930

Less accumulated depreciation
  and amortization                                           (10,329,962)
                                                            ------------

       NET PROPERTY AND EQUIPMENT                             10,888,968

Notes receivable, net of allowance of $1,066,958               2,070,897

Intangible assets, net                                         1,533,938

Other assets, at cost                                            387,272
                                                            ------------
Total assets                                                $ 69,461,547
                                                            ------------
                                                            ------------


                                  (continued)

                      INAMED CORPORATION AND SUBSIDIARIES
                PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1996


  LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities:
  Current installments of long-term debt                    $     27,191
  Notes payable to bank                                          965,304
  Accounts payable                                            12,341,418
  Accrued liabilities:
    Salaries, wages, and payroll taxes                         3,609,442
    Interest                                                   1,702,102
    Self-insurance                                             1,094,332
    Stock option compensation                                     68,714
    Other                                                      1,215,428
  Royalties payable                                            1,452,058
  Income taxes payable                                         1,178,798
  Deferred income taxes                                           14,599
                                                            ------------
       TOTAL CURRENT LIABILITIES                              23,669,386

Long-term debt, excluding current installments                    39,668

Deferred grant income                                          1,013,080

Deferred income taxes                                            107,776

Litigation settlement                                          8,452,000

Convertible notes payable                                     34,560,000

Stockholders' (deficit) equity:
  Common stock, $0.01 par value
     Authorized 20,000,000 shares;
     issued and outstanding 7,646,317                             76,464
  Additional paid-in capital                                  10,399,738
  Cumulative translation adjustment                              456,854
  Accumulated deficit                                         (9,313,419)
                                                            ------------
       STOCKHOLDERS' (DEFICIT) EQUITY                          1,619,637
                                                            ------------
       TOTAL LIABILITIES AND STOCKHOLDERS'
       (DEFICIT) EQUITY                                     $ 69,461,547
                                                            ------------
                                                            ------------